UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2008

EDEN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-31503

(Commission File Number)

98-0199981

(IRS Employer Identification No.)

Suite 1680 – 200 Burrard Street, Vancouver , British Columbia V6C 3L6 Canada

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0179

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 22, 2008, we entered into stock option agreements with the following directors and employees, granting the right to purchase a total of 992,000 shares of our common stock as follows, at an exercise price of $0.60 per share, exercisable for a period of 5 years pursuant to our Amended 2004 Stock Option Plan:

Name	Number of Stock Options
Donald Sharpe	250,000(1)
Drew Bonnell	250,000(1)
John Martin	100,000(2)
Ralph Stensaker	100,000(2)
Larry Kellison	250,000(2)
Kim Lloyd	2,000(3)
Olga Bespalaja	20,000(4)
Paul Mitchell	20,000(4)
Total	992,000

(1)

The Options shall vest as to eighty-three thousand three hundred and thirty-three (83,333) shares on each of April 30, 2008 and August 31, 2008 and eighty-three thousand three hundred and thirty-four (83,334) shares on December 13, 2008.

(2)

The Options shall vest as to thirty-three thousand three hundred and thirty-three (33,333) shares on each of April 30, 2008 and August 31, 2008 and thirty-three thousand three hundred and thirty-four (33,334) shares on December 13, 2008.

(3)	The Options shall vest as to six hundred and sixty-six (666) shares on each of April 30, 2008 and August 31, 2008 and six hundred and sixty-eight (668) shares on December 13, 2008.

(4)

The Options shall vest as to six thousand six hundred and sixty-six (6,666) shares on each of April 30, 2008 and August 31, 2008 and six thousand six hundred and sixty-eight (6,668) shares on December 13, 2008.

Item 3.02. Unregistered Sales of Equity Securities.

On January 22, 2008, we granted stock options to seven of our directors, officers and employees to purchase an aggregate of 742,000 of our common stock at an exercise price of $0.60 per share, exercisable until January 22, 2013. The options are subject to vesting provisions as set forth in the stock option agreement. We issued the securities to non U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On January 22, 2008, we granted stock options to one of our officers to purchase an aggregate of 250,000 of our common stock at an exercise price of $0.60 per share, exercisable until January 22, 2013. The options are subject to vesting provisions as set forth in the stock option agreement. We issued the securities relying on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits
4.1	Amended 2004 Stock Option Plan.
10.1	Form of Stock Option Agreement with Donald Sharpe, Drew Bonnell, John Martin, Ralph Stensaker, Larry Kellison, Kim Lloyd, Olga Bespalaja and Paul Mitchell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN ENERGY CORP.

/s/ Donald Sharpe

Donald Sharpe, President

Date: January 23, 2008